UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2021

SOUTHWEST GAS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Dr.

Post Office Box 98510

Las Vegas, Nevada

(Address of principal executive offices)

89193-8510

(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading symbol)	(Exchange on which registered)
Southwest Gas Holdings, Inc. Common Stock, $1 par value	SWX	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Southwest Gas Holdings, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission on August 30, 2021 (the “Initial Form 8-K”), which described, among other matters, the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 28, 2021 (the “Merger Agreement”) by and among Centuri Group, Inc. (“Centuri”), a wholly owned subsidiary of the Company, Electric T&D Holding LLC, a wholly owned subsidiary of Centuri, and ETDH Merger Sub, Inc. with Drum Parent, Inc. (“Drum”) and OCM Drum Investors, L.P., as representative of certain stockholders and option holders of Drum, pursuant to which Centuri acquired Riggs Distler & Company, Inc.

This Amendment No. 1 amends the Initial Form 8-K to include the financial statements and unaudited pro forma financial information referred to in Item 9.01(a) and (b) below relating to the Merger.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of Drum as of June 30, 2021 and for the six months ended June 30, 2021 and the notes thereto are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

The audited consolidated financial statements of Drum as of and for the year ended December 31, 2020, the notes thereto and the Independent Auditor’s Report are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 and the notes thereto, giving effect to the Merger, are filed herewith as Exhibit 99.3 and are incorporated in this Item 9.01(b) by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of BDO USA, LLP

99.1	Unaudited condensed consolidated financial statements of Drum Parent, Inc. as of June 30, 2021 and for the six months ended June 30, 2021.

99.2	Audited consolidated financial statements of Drum Parent, Inc. as of and for the year ended December 31, 2020.

99.3	Unaudited pro forma condensed combined financial statements of Southwest Gas Holdings, Inc. as of and for the six months ended June 30 2021 and for the year ended December 31, 2020.

104	Cover Page formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

/s/ Lori L. Colvin
Date: November 9, 2021	Lori L. Colvin
Vice President/Controller and Chief Accounting Officer